                                                                   Exhibit 10.47


                             LIQUID AUDIO, INC.

                         1996 EQUITY INCENTIVE PLAN

                           STOCK OPRION AGREEMENT



     This Stock Option Agreement ("Agreement") is made and entered into as of the date of grant set forth below (the "Date of Grant") by and between Liquid Audio, Inc., a California corporation (the "Company"), and the participant named below ("Participant"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1996 Equity Incentive Plan, as amended through November 10, 1997 (the "Plan").


Participant:                 Gary Iwatani
                             -------------------------------------------------
Social Security Number:
                             -------------------------------------------------
Address:                     42625 Fern Circle
                             -------------------------------------------------
                             Fremont, CA 94538
                             -------------------------------------------------
Total Option Shares:         100,000
                             -------------------------------------------------
Exercise Price Per Share:    $0.29
                             -------------------------------------------------
Date of Grant:               November 10, 1997
                             -------------------------------------------------
First Vesting Date:          July 21, 1998
                             -------------------------------------------------
Expiration Date:             November 10, 2007
                             -------------------------------------------------
                             (unless earlier terminated under Section 3 below)

Type of Stock Option

(Check one):          [X] Incentive Stock Option

                      [_] Nonqualified Stock Option



        1.  Grant of Option.  The Company hereby grants to Participant an
            ---------------
option (this "Option") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 442 of the Internal Revenue Code of 1986, as amended (the "Code").

        2.  Exercise Period.
            ---------------

            2.1  Exercise Period of Option.
                 -------------------------

                 (a) This Option is immediately exercisable although the Shares issued upon exercise of the Option will be subject to the restrictions on transfer and Repurchase Options set forth in Sections 8, 9 and 10 below. Provided Participant continues to provide services to the Company or to any Parent or Subsidiary of the Company, the Shares issuable upon exercise of this Option will become vested with respect to twenty-five percent (25%) of the Shares on July 21, 1998 (the "First Vesting Date") and thereafter at the end of each full succeeding month after the First Vesting Date an additional two and eighty-three thousandths percent (2.083%) of the Shares will become vested until the Shares are vested with respect to 100% of the Shares, provided that if application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share. Notwithstanding any provision in the Plan or this Agreement to the contrary, Options for Unvested Shares (as defined in Section 2.2 of this Agreement) will not be exercisable on or after Participant's Termination Date.

                 (b) Notwithstanding the first two sentences of the preceding subsection (a), upon the closing of (i) a merger of consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transactions in which there is no substantial change in the shareholders of the Company or their relative stock holdings),
(ii) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder which merges with the Company in such merger, or which owns or controls another corporation which merges with the Company in such merger) cease to own their shares or other equity interests in the Company,
(iii) the sale of substantially all of the assets of the Company, or (iv) the sale of more than fifty percent (50%) of the Company's voting power from one or more of the Company's shareholders to new or existing shareholders who are not affiliated with the transferring shareholder(s) (each an "Acquisition"), the lesser of (A) the remaining Unvested Shares or (B) an additional number of Unvested Shares equal to 25% of the Shares, shall immediately become Vested Shares hereunder. If the Company's securities are not readily tradeable on an established securities market at the closing of such Acquisition, the Company shall use reasonable efforts to obtain any required shareholder approval for such accelerated vesting upon the closing of such Acquisition.

                 (c) In the event that the accelerated vesting provided for in the preceding subsection (b) to Participant (i) constitutes "parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) but for this subsection, would be subject to the excise tax imposed by Section 4999 of the Code, the Participant's accelerated vesting under the preceding subsection (b) shall be payable either:

                      (A)  in full, or

                      (B) as to such lesser amount which would result in no portion of such accelerated vesting being subject to excise tax under Section 4999 of the Code,

whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999, results in the receipt by Participant on an after-tax basis, of the greatest amount of accelerated vesting under the preceding subsection (b), notwithstanding that all or some portion of such accelerated vesting may be taxable under Section 4999 of the Code. Unless the Company and Participant otherwise agree in writing, any determination required under this subsection shall be made in writing by independent public accountants agreed to by the Company and Participant (the "Accountants"), whose determination shall be conclusive and binding upon Participant and the Company for all purposes. For purposes of making the calculations required by this subsection, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this subsection. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this subsection.

            2.2  Vesting of Options.  Shares that are vested pursuant to the
                 ------------------
schedule set forth in Section 2.1 are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in Section 2.1 are "Unvested Shares." Unvested Shares may not be sold or otherwise transferred by Participant without the Company's prior written consent.

            2.3  Expiration.  The Option shall expire on the Expiration Date
                 ----------
set forth above or earlier as provided in Section 3 below.




        3.  Termination.
            -----------

            3.1  Termination for Any Reason Except Death, Disability or Cause.
                 ------------------------------------------------------------
If Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

            3.2  Termination Because of Death or Disability.  If Participant is
                 ------------------------------------------
Terminated because of death or Disability of Participant (or Participant dies within three (3) months of Termination other than because of Participant's Disability or for Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code; or (b) twelve
(12) months after the Termination Date when the termination is for Participant's disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

            3.3  Termination for Cause.  If Participant is Terminated for
                 ---------------------
Cause, then the Option will expire on Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

            3.4  No Obligation to Employ.  Nothing in the Plan or this
                 -----------------------
Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

        4.  Manner of Exercise.
            ------------------

            4.1   Stock Option Exercise Agreement.  To exercise this Option,
                  -------------------------------
Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as ExhibitA, or in such other form as may be approved by the
                   --------
Company from time to time (the "Exercise Agreement"), which shall set forth,

inter alia, Participant's election to exercise the Option, the number of Shares
----- ----
being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

            4.2  Limitations on Exercise.  The Option may not be exercised
                 -----------------------
unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

            4.3  Payment.  The Exercise Agreement shall be accompanied by full
                 -------
payment of the Exercises Price for the shares being purchased in cash (by check), or where permitted by law:

                 (a) by cancellation of indebtedness of the Company to the Participant;

                 (b) by surrender of shares of the Company's Common Stock that (1) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Participant in the open public market; and (2) are clear of all liens, claims, encumbrances or security interests;

                 (c) by waiver of compensation due or accrued to Participant for services rendered;

                 (d) providing that a public market for the Company's stock exists, (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers ( an "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (2) through a "margin"
                                                    --
commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                 (e)  by any combination of the foregoing.

            4.4  Tax Withholding.  Prior to the issuance of the Shares upon
                 ---------------
exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. Ith the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained form the Shares issuable upon exercise.

            4.5  Issuance of Shares.  Providing that the Exercise Agreement and
                 ------------------
payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

        5.  Notice of Disqualifying Disposition of ISO Shares.  If the Option
            -------------------------------------------------
is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

        6.  Compliance with Laws and Regulations.  The Plan and this Agreement
            ------------------------------------
are intended to comply with Section 25102(o) of the California Corporations Code. Any provision of the Agreement which is inconsistent with Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o). The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and sate securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

        7.  Nontransferability of Option.  The Option may not by transferred
            -----------------------------
in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or in the event of Participant's incapacity, by Participant's legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

        8.  Company's Repurchase Option for Unvested Shares.  The Company , or
            -----------------------------------------------
its assignee, shall have the option to repurchase Participant's Unvested Shares (as defined in Section 2.2 of this Agreement) on the terms and conditions set forth in the Exercise Agreement (the "Repurchase Option") if Participant is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Participant's death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain exercisable.

        9.  Company's Right of First Refusal.  Unvested Shares may not be sold
            --------------------------------
or otherwise transferred by Participant without the Company's prior written consent. Before any Vested Shares held by Participant or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the "Right of First Refusal"). The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

        10. Tax Consequences.  Set forth below is a brief summary as of the
            ----------------
Effective Date of the Plan (as amended) of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

            10.1  Exercise of ISO.  If the Option qualifies as an ISO, there
                  ---------------
will be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

            10.2  Exercise of Nonqualified Stock Option.  If the Option does
                  -------------------------------------
not qualify as an ISO, there may be regular federal and California income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company may be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

            10.3  Disposition of Shares.  If the Shares are held for more than
                  ---------------------
one (1) year after the date of the transfer of the Shares pursuant to the exercise of the Option for Vested Shares (or for more than one (1) year after the date of transfer of the Shares pursuant to the exercise of an Option for Unvested Shares for which a Section 83(b) election has been made), and, in the case of an ISO, are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as mid-term capital gain for U.S. Federal income tax purposes. If the Shares are held for more than eighteen (18) months after the date of the transfer of the Shares pursuant to the exercise of the Option for Vested Shares (or for more than eighteen (18) months after the date of transfer of the Shares pursuant to the exercise of an Option for Unvested Shares for which a Section 83(b) election has been made), and, in the case of an ISO, are disposed of more than two (2) years after the Date of Grant, any gain realized on the disposition of Shares will be treated as long term capital gain for U.S. Federal income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the

Exercise Price. The Company may be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

            10.4  Section 83(b) Election for Unvested Shares.  With respect to
                  ------------------------------------------
Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Participant with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the
                                                    --------------
purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Participant, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.

        11. Privileges of Stock Ownership.  Participant shall not have any of
            -----------------------------
the rights of a shareholder with respect to any Shares until the Shares are issued to Participant.

        12. Interpretation.  Any dispute regarding the interpretation of this
            --------------
Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

        13. Entire Agreement.  The Plan is incorporated herein by reference.
            ----------------
This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

        14.  Notices.  Any notice required to be given or delivered to the
             --------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile, rapifax or telecopier.

        15.  Successors and Assigns.  The Company may assign any of its rights
             ----------------------
under this Agreement, including its rights to repurchase Shares under the Repurchase Option and the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

        16.  Governing Law.  This Agreement shall be governed by and construed
             -------------
in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

        17.  Acceptance.  Participant hereby acknowledges receipt of a copy of
             ----------
the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in triplicate by its duly authorized representative and Participant has executed this Agreement in triplicate as of the Date of Grant.

LIQUID AUDIO, INC.                       PARTICIPANT


By: /s/ Robert Flynn                      /s/ Gary Iwatani
   ------------------------------        ------------------------------
                                         (Signature)

Robert Flynn                             Gary Iwatani
---------------------------------        ------------------------------
(Please print name)                      (Please print name)


VP Business Development
---------------------------------
(Please print title)










         [Signature Page to Liquid Audio, Inc. Stock Option Agreement]